UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2016

AMIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00105270	111817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 3554141

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a2)

 Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

 Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13a4(c))

Background Information

On August 31, 2016, American Independence Corp. (the "Company") was merged (the "Merger") with and into AMIC Holdings, Inc. ("Acquisition Co."), a wholly-owned subsidiary of Independence Holding Company ("IHC"), the indirect parent company of the Company, with Acquisition Co. continuing as the surviving corporation under the name "AMIC Holdings, Inc." (the "Surviving Corporation"), pursuant to a Certificate of Ownership and Merger (the "Merger Certificate") filed by Acquisition Co. with the Secretary of State of the State of Delaware.  Immediately prior to the effective time of the Merger (the "Effective Time"), Acquisition Co. owned more than 90% of the outstanding shares of common stock, par value $0.01 per share ("Common Stock"), of the Company.  Accordingly, under applicable Delaware law, no action by the Company's stockholders (other than Acquisition Co.) was required for the Merger to become effective.  IHC, Madison Investors Corporation ("Madison"), a wholly-owned subsidiary of IHC, and Acquisition Co. previously disclosed their intention to effect the Merger in a Rule 13e-3 Transaction Statement on Schedule 13E-3 initially filed with the Securities and Exchange Commission (the "Commission") on June 28, 2016, and subsequently amended on July 25, 2016, July 28, 2016, July 29, 2016 and August 2, 2016.  As a result of the Merger, IHC and Madison own 100% of the capital stock of the Surviving Corporation.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 31, 2016, the Surviving Corporation notified the NASDAQ Stock Market LLC ("NASDAQ") of the effectiveness of the Merger and requested that NASDAQ suspend trading of the Common Stock and file with the Commission a notification of removal from listing on Form 25 to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Surviving Corporation intends to file a Form 15 to suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act on September 12, 2016.

Item 3.03  Material Modification to the Rights of Security Holders

The information in "Background Information" is incorporated herein by reference.

As a result of the Merger, each share of Common Stock outstanding prior to the Effective Time, other than shares of Common Stock owned by Acquisition Co., shares of treasury stock of the Company and shares of Common Stock owned by stockholders of the Company who properly exercised statutory appraisal rights under applicable Delaware law, was converted into the right to be paid $24.74 in cash by Acquisition Co. upon the surrender of such share.  Each share of Common Stock owned by Acquisition Co. and treasury stock of the Company was cancelled.

Each option (whether vested or unvested) for the purchase of Common Stock outstanding immediately prior to the Effective Time was converted into the right to be paid in cash by Acquisition Co. upon the surrender of such option, the difference between (a) $24.74 multiplied by the number of shares of Common Stock for which such option could have been exercised immediately before the Merger, and (b) the total amount that the owner of such option would have had to pay to fully exercise such option immediately before the Merger.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger, the certificate of incorporation and bylaws of Acquisition Co. as in effect immediately prior to the Effective Time remained as the certificate of incorporation and bylaws of the Surviving Corporation.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 – Certificate of Incorporation of the Surviving Corporation

Exhibit 3.2 – Bylaws of the Surviving Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMIC HOLDINGS, INC.

/s/ David T. Kettig	Date:	September 6, 2016
David T. Kettig President

EXHIBIT 3.1

CERTIFICATE OF INCORPORATION

OF

AMIC HOLDINGS, INC.

FIRST:

The name of the corporation is AMIC Holdings, Inc. (the “Corporation”).

SECOND:

The address, including street, city, and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, 19801, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD:

The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH:

The aggregate number of shares which the Corporation is authorized to issue is one thousand (1,000), par value $.001 per share.  All such shares are of one class and are shares of common stock.

FIFTH:

The name and address of the sole incorporator is as follows:

Name

Mailing Address

Loan Nisser

c/o The IHC Group

485 Madison Avenue, 14th Floor

New York, NY 10022

SIXTH:

The Corporation is to have perpetual existence.

SEVENTH:

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived any improper personal benefit.

EIGHTH:

The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this 4 day of March, 2016.

/s/ Loan Nisser

Loan Nisser

EXHIBIT 3.2

BYLAWS OF

AMIC HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

ARTICLE I

OFFICES AND RECORDS

Section 1.1.  DELAWARE OFFICE.  The principal office of AMIC Holdings, Inc. (the “Corporation”) in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

Section 1.2.  OTHER OFFICES.  The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.3.  BOOKS AND RECORDS.  The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1.  ANNUAL MEETINGS.  An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 2.2.  SPECIAL MEETINGS.  Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors.

Section 2.3.  NOTICE OF MEETINGS.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

Section 2.4.  ADJOURNMENTS.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.5.  QUORUM.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.6.  ORGANIZATION.  Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.7.  VOTING.

(a)

Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders of the Corporation.

(b)

Unless otherwise provided for in the Certificate of Incorporation of the Corporation, Directors will be elected by a majority of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected.  The Board of Directors may at any time amend this provision to reduce the number of votes cast for the election of a director to a plurality of the votes cast in the manner provided immediately above.

(c)

Except as otherwise provided by statute, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his or her name on the books of the Corporation.

Section 2.8  PROXIES.  Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself or herself, or by his or her attorney-in-fact thereunto duly authorized in writing.  Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest.  A telegram, telex, cablegram, or similar transmission by the stockholder, or as a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder.  No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy.  Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

Section 2.9  ACTION WITHOUT A MEETING.  Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special stockholders’ meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the stockholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of stockholders’ meetings are recorded.

Section 2.10.  FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however,  that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.11.  LIST OF STOCKHOLDERS ENTITLED TO VOTE.  The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.12.  CONDUCT OF MEETINGS.  The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.13.  INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS.  The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the  General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1.  GENERAL POWERS.  The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2.  NUMBER; QUALIFICATIONS.  The Board of Directors need not be composed of a particular number of members nor must such number be within any particular range, unless the Certificate of Incorporation, an amendment to these Bylaws or the Board of Directors shall otherwise provide.  The number of Directors shall until such time, if ever, be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware.

Section 3.3.  ELECTION, RESIGNATION.  The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors.  Thereafter, each Director will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal.  Any Director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation.  Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

Section 3.4.  VACANCIES.  Any newly created directorship resulting from an increase in the authorized number of Directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced or until his or her successor is elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. No decrease in the number of Directors constituting the whole Board shall shorten the term of any incumbent Director.

Section 3.5.  REGULAR MEETINGS.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

Section 3.6.  SPECIAL MEETINGS.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any two members of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

Section 3.7.  TELEPHONIC MEETINGS PERMITTED.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 3.8.  QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT.  At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the Directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

Section 3.9.  ORGANIZATION.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.10.  INFORMAL ACTION BY DIRECTORS.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 3.11.  FEES AND COMPENSATION OF DIRECTORS.  Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

Section 3.12

REMOVAL.  One or more or all the Directors of the Corporation may be removed for cause at any time by the stockholders, at a special meeting of the stockholders called for that purpose, provided however, such Director shall not be removed if the Certificate of Incorporation or Bylaws provides that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.

ARTICLE IV

COMMITTEES

Section 4.1.  COMMITTEES.  The Board of Directors may designate from among its members one or more standing or special committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 4.2.  COMMITTEE RULES.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

Section 4.3.  MINUTES OF MEETINGS.  All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

ARTICLE V

OFFICERS

Section 5.1.  DESIGNATIONS.  The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, Chief Financial Officer and, at the discretion of the Board of Directors, one or more Directors and one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents). The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

Section 5.2.  APPOINTMENT AND TERM OF OFFICE.  The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

Section 5.3.  POWERS AND DUTIES.  If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

(a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the President of the Corporation. He or she shall preside at all meetings of the Board of Directors at which he or she is present.  He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

(b) THE PRESIDENT: The President of the Corporation shall be generally responsible for the proper conduct and the day to day operations of the business of the Corporation. He or she shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chairman, he or she shall preside at all meetings of the stockholders.  He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

(c) CHIEF FINANCIAL OFFICER:  The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.  The Chief Financial Officer shall (1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositories designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as chief financial officer whenever requested by the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the President or the Board of Directors or the Bylaws.  Unless the board of directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

(d)   VICE PRESIDENT:  Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors.

(e) SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant  Secretary, if any, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

Section 5.4.  DELEGATION.  In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom it may in its sole discretion select.

Section 5.5.  VACANCIES.  Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

Section 5.6.  OTHER OFFICERS.  The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 5.7.  RESIGNATION.  An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

Section 5.8.  REMOVAL.  Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of

Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 5.9.  BONDS.  The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

ARTICLE VI

STOCK

Section 6.1.  ISSUANCE OF SHARES.  No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued and the consideration to be received.

Section 6.2.  SHARES WITHOUT CERTIFICATES.  The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled.  The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Delaware General Corporation Law, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates.

Section 6.3.  LOST, STOLEN OR DESTROYED STOCK CERTIFICATES.  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation indemnification or a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.4.  TRANSFERS OF STOCK.   Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6.5.  REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

SHARES OF ANOTHER CORPORATION.  Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

ARTICLE VII

INDEMNIFICATION

Section 7.1.  RIGHT TO INDEMNIFICATION.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 7.2. PREPAYMENT OF EXPENSES.  The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3.  CLAIMS.  If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 7.4.  NON-EXCLUSIVITY OF RIGHTS.  The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or Directors or otherwise.

Section 7.5. OTHER INDEMNIFICATION.  The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

Section 7.6.  AMENDMENT OR REPEAL.  Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

MISCELLANEOUS

Section 8.1.  FISCAL YEAR.  The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.  Unless otherwise determined by the Board of Directors, the fiscal year end shall be December, 31 of each year.

Section 8.2.  SEAL.  The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3.  WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES.  Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

Section 8.4.  INTERESTED DIRECTORS; QUORUM.  No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 8.5.  BOOKS AND RECORDS.  The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

Section 8.6.  AMENDMENT OF BYLAWS.  In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors.  The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.